         THE TRANSFER OF THIS NOTE IS RESTRICTED - SEE SECTION 12 HEREOF


                                SENIOR PROMISSORY NOTE

$350,000.00                                                       JUNE 11, 1997
                                                             NEW YORK, NEW YORK

1. AGREEMENT TO PAY. FOR VALUE RECEIVED, the receipt of which is hereby acknowledged, the undersigned, TRANS WORLD GAMING CORP., a Nevada Corporation (hereinafter referred to as the "Maker"), promises to pay to the order of VALUE PARTNERS, LTD., a Texas limited partnership, (hereinafter referred to as the "Payee", and Payee and each successive owner and holder of this Note being hereinafter generally referred to as the "Holder") in the manner provided for herein of the principal sum of

                   THREE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS
                                    ($350,000.00)

together with interest on the outstanding principal balance hereof remaining from time to time unpaid at the rate provided in Section 2 hereof.

2.  INTEREST RATE.

    (a) The outstanding principal balance hereof shall bear simple interest at the rate of the lesser of seventeen percent per annum ( 17%) or the Highest Lawful Rate, as defined herein (the "Regular Rate"), computed daily on the basis of a 360 day year consisting of twelve 30-day months for each day all or any part of the principal balance hereof shall remain outstanding, but to the extent such computation of interest might cause the rate of interest which this Note bears to exceed the Highest Lawful Rate, such interest shall be computed on the basis of a three hundred sixty-five (365) day or a three hundred sixty-six
(366) day year, as the case may be.

    (b) "HIGHEST LAWFUL RATE" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, Payee is then permitted to charge Maker on this Note. "Applicable Law" shall mean (i) the laws of the United States of America applicable to contracts made or performed in the State of Texas, now or at any time hereafter prescribing maximum rates of interest or eliminating maximum rates of interest on loans and extensions of credit, (ii) the laws of the State of Texas including, without limitation,
Article 5069-1.04 of the Texas Revised Civil Statutes Annotated, as the same may be amended from time to time ("Article 1.04"), now or at any time hereafter prescribing or eliminating maximum rates of interest on loans and extensions of credit and (iii) any other laws at any time applicable to contracts made or performed in the State of Texas which permit a higher interest rate ceiling hereunder. If the maximum rate of interest which, under Applicable Law, Payee is permitted to charge Maker on this Note shall change after the date hereof, the Highest

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 1

Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as the effective date of each change in the Highest Lawful Rate without notice to Maker. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be the indicated rate ceiling described in and computed in accordance with the provisions of section (a)(1) of Article 1.04; provided, however, that in determining the Highest Lawful Rate, all fees and other charges contracted for, charged or received by Payee in connection with the loan evidenced by this Note which are either deemed interest under Applicable Law or required under Applicable Law to be deducted from the principal balance hereof to determine the rate of interest charged by this Note shall be taken into account. To the extent permitted by Applicable Law, Payee may from time to time substitute for the "indicated rate ceiling" referred to above any ceiling under Article 1.04 or any other statute and revise the rate, index, formula or provision of law used to compute the rate hereunder as provided therein.

    (c) All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum amount permissible under the Applicable Law, the interest payable to Payee shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Payee shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. Payee expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph shall control all agreements between Maker and Payee.

3. LOAN AGREEMENT. Maker shall, upon execution of this Note, execute and cause to be delivered to Bergman, Yonks, Stein & Bird, L.L.P., to the benefit of Payee, that certain Loan Agreement.

4.  PAYMENTS.

(a)   PAYMENT SCHEDULE.   Maker shall, until all obligations under the terms of
this Note are satisfied, on or before the 10th calendar day following each three
(3) calendar month period, pay or cause to be paid the lesser of (i) the unpaid accrued interest, unpaid principal and other sums due Holder under the terms hereof, or (ii) the sum equal to forty percent (40%) of all

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 2
cash received during that prior three (3) month period, if any, by it or its wholly owned subsidiary, Tottenham & Co., dba ART Marketing Ltd. (the "Subsidiary") for services rendered by Maker or the Subsidiary as to the Boxer Casino located in the city of Gyandja (Azerbaijon Republic), including pursuant to that Joint Activity Agreement dated March 31, 1997 by and between Subsidiary and Mahmud Audiyev. The payment shall be applied first to unpaid fees and expenses of Payee arising in relation to this Note, next to unpaid interest, and then to unpaid principal. All accrued unpaid interest and unpaid principal together with any unpaid fees and expenses owing Holder under the terms hereof shall be due and payable June 11, 1998 ("Final Maturity Date"). The obligation to pay this Note is a general unsecured obligation of the Maker and is not limited to proceeds received from the operation of the Boxer Casino. However, if the sum described in Section 4(a)(ii) is zero or a negative number, no payment to the Payee will be due for such quarterly period. This does not waive the obligation of Maker as to any other payment due hereunder, specifically including that due on the Final Maturity Date as set forth herein.

(b) DEBT OFFERING.   The Borrower has represented that it is considering the
issuance of debt and equity instruments in the approximate total sum of $12,000,000, the proceeds of which are to be used in part to acquire an interest in casinos located in the Czech Republic (the"New Issue"). Should the New Issue occur, the Final Maturity Date shall become the earlier of June 11, 1998 or ten
(10) days following the receipt by Borrower of $1,000,000 in cash from the New Issue.

(c)    PLACE OF PAYMENT.   All payments to be made by Maker to the Payee
hereunder shall be made to the Payee at 2200 Ross Avenue, Suite 4660 West, Dallas, Texas 75201, not later than 4:00 p.m. Central Time on the date when due in lawful money of the United States, and immediately available funds. The Maker will promptly and punctually pay when due (whether on a scheduled payment date or at maturity or upon the prepayment of such Note) the principal of and interest on the Note, without any presentment thereof, directly to Holder of the Note at the address of such Holder shown in the register maintained by the Maker for such purposes or at such other address as the Holder may from time to time designate in writing to the Maker or, if a bank account is designated in any written notice to Maker from the Holder, the Maker will make such payments by wire transfer or other immediately available funds to such bank account, marked for attention as indicated, or in such other manner or to such other account of the Holder in any bank in the United States as such holder may from time to time direct in writing.

(d)   TRANSFER; PREPAYMENT.   The Holder of the Note agrees that in the event it
shall sell or transfer the Note it will, prior to the delivery of the Note, make a notation thereon of all principal, if any, prepaid on such Note and will also note thereon the date to which interest has been paid on such Note. Upon repayment in full of the Note, the Holder of the Note shall deliver such Note to the Maker for cancellation. Maker shall not be charged a penalty in the event of prepayment of the Note, to the extent such prepayment is consented to in writing by the Holder.

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 3

5. AFFIRMATIVE COVENANTS. Maker covenants and agrees that so long as the Note shall be outstanding:

    (a) PRINCIPAL AND INTEREST. Maker will pay or cause to be paid punctually the principal of and interest on the Note at the times and places and in the manner specified in the Note.

    (b) MAINTENANCE OF EXISTENCE. Maker will at all times do or cause to be done all things necessary to maintain, preserve and renew its existence and its rights, patents and franchises.

    (c) COMPLIANCE WITH LAWS. Maker will comply in all material respects with all applicable laws, rules, regulations, and orders of the United States of America and of all foreign countries and of any state or municipality, and of any instrumentality or agency of any thereof (including applicable statutes, regulations, orders and restrictions relating to equal employment opportunities and environmental standards or controls) in respect of the conduct of business and the ownership of property by Maker.

    (d) INSURANCE. Maker will maintain adequate insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and similarly situated as Maker. Maker shall notify Holder of any cancellations or material changes within five (5) business days of notice of such cancellation or change to the Maker.

    (e) TAXES, ASSESSMENTS AND OTHER CHARGES. Maker will pay punctually and discharge when due and payable: (i) all taxes, assessments and other governmental charges levied or imposed upon it or upon its income, profits or properties and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a lien upon any property of Maker, except those which the Maker is disputing in good faith and which dispute is being prosecuted in good faith, so long as such process does not endanger the ability of Maker to perform its obligations herein.

    (f) INDEBTEDNESS. Maker will pay punctually and discharge when due and payable any indebtedness heretofore or hereafter incurred or assumed by it and discharge, perform and observe the covenants, provisions and conditions to be discharged, performed and observed on the part of Maker in connection therewith, or in connection with any agreement or other instrument relating thereto.

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 4

    (g) BOOKS. Maker will keep at all times proper books of record and account in which full, true and correct entries will be made of its transactions in accordance with Generally Accepted Accounting Principles.

    (h) STATEMENTS, REPORTS AND CERTIFICATES TO BE DELIVERED BY THE MAKER. From the date hereof and so long as the Holder shall hold the Note, Maker will deliver to Holder at the address shown in the register maintained by Maker the following:

         (i) QUARTERLY FINANCIAL STATEMENTS. As soon as reasonably possible, and in any event within 45 days after the close of each of the first three fiscal quarters of Maker in each fiscal year, (1) the unaudited balance sheet of the Maker as of the end of such period, setting forth in comparative form the corresponding figures for the corresponding quarter of the preceding fiscal year, and (2) the unaudited statements of income and retained earnings and cash flows of the Maker for such quarter and for the portion of the fiscal year ended with such quarter, and setting forth in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year, all in reasonable detail and certified by a principal financial officer of Maker subject to year-end audit adjustments.

         (ii) BOXER CASINO.   Not later than the fifteenth (15) day of each
              month, an unaudited statement of income and expenses for the prior month of the Boxer Casino shall be provided to the Holder.

         (iii)OTHER REPORTS AND STATEMENTS. Promptly upon the mailing to its equity holders of each annual report or other report or communication, a copy of each such report or communication; and promptly upon any filing by Maker with the Securities and Exchange Commission, or any governmental agency or agencies substituted therefor, or with any national securities exchange, of any annual or periodic or special report or registration statement, a copy of such report or statement.

         (iv) CERTIFICATE OF DEFAULT. Deliver to the Payee, forthwith upon becoming aware of any default or defaults in the performance of any covenant, agreement or condition contained in the Note or Loan Agreement (including notice of any event which with the giving of notice, lapse of time or both would become an Event of Default), an Officer's Certificate specifying such default or event of default.

         (v) ADDITIONAL INFORMATION. Such other data and information as from time to time may be reasonably requested by the Holder.

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 5

         (i) OTHER DOCUMENTS. Maker will comply with all other convents, representations, warranties, terms and obligations of that certain Loan Agreement.

6. NEGATIVE COVENANTS. Maker covenants and agrees that so long as the Note shall be outstanding:

    (a) GUARANTEES. Maker will not guarantee, directly or indirectly, any obligation or indebtedness of any other Person, other than any guarantee made with respect to the contemplated Czech Republic transaction. "Person" shall include any individual, a corporation, a partnership, a business entity, or a government, foreign or domestic, or any agency or political subdivision thereof.

    (b) DISTRIBUTIONS. Maker will not declare, pay, or set apart any funds for the payment of any distribution to any shareholder, make any distribution in respect of equity interests, or redeem, repurchase, or effect any other sale or exchange upon any equity interest in Maker.

    (c) MERGER AND CONSOLIDATION. Maker will not consolidate with or merge into any other entity.

    (d) DISPOSITION OF ASSETS. Maker will not sell, assign, lease, transfer or otherwise dispose of all or any portion of its properties or assets to any third party, in any transaction or series of transactions.

    (e) SENIOR DEBT. Subsequent to the date hereof, Maker will not incur, create, assume or at any time become liable, contingently or otherwise for any borrowed or other indebtedness that is senior in right of payment to the obligations created herein.

7. NEGOTIABILITY; OFFSETS, DEFENSES OR COUNTERCLAIMS. Subject to applicable law and regulation, including but not limited to Federal and State securities laws and regulations, this Note is freely negotiable. As of the date hereof, Maker knows of no defenses, setoffs, or counterclaims existing as of the date hereof which could be asserted or brought by the Maker or any other party in any suit or action for the collection of any sum due hereunder.

8. EVENT OF DEFAULT. An Event of Default shall mean the occurrence or existence of any one or more of the following events: The Maker

    a. should fail to pay the principal of, or interest on, this Note as and when due and payable at the Final Maturity Date, which failure shall continue for a period of ten (10) days;

    b. shall fail to perform or observe any term, covenant, or agreement contained herein or in the Loan Agreement or any document related hereto, which failure
--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 6
         shall continue for a period of ten (10) days after Holder gives Maker notice of such failure;

    c. commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect;

    d. generally, does not pay, or shall be unable to pay, or shall admit in writing its inability to pay its debts as such debts become due, which inability applies only to a cash flow test for insolvency, as opposed to the balance sheet test for insolvency;

    e. makes an assignment for the benefit of creditors, or petitions or applies to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or,

    f. takes any action indicating its consent to, approval of, or acquiescence in any such petition, application, proceeding or order for relief of the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties.

    It is understood and agreed that time is of the essence in the performance of this Note. If an Event of Default exists, then this Note at the time outstanding shall immediately become due and payable together with interest accrued thereon without presentment, demand, protest or notice of any kind, including notice of intent to accelerate the payment of the unpaid balance of this Note or of notice of acceleration, all of which are hereby waived by the Maker. The Holder of this Note may also proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note, or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

9. NOTICES. Any request, demand, authorization, direction, notice, consent, waiver, or other document provided or permitted by this Note to be made upon, given or furnished to, or filed with the Maker shall be sufficient for every purpose hereunder if in writing and mailed, registered or certified mail, postage prepaid, or delivered by facsimile or telecopy to the Maker, addressed to it at One Penn Plaza, Suite 1503, New York, New York 10119, telecopier number 212-563-3380, (or such other address, or telecopier number, as Maker may from time to time direct). Any notice to Payee shall be sufficiently given if in writing and mailed, registered or certified mail, postage prepaid, to the address set forth herein (or such other address as Payee may from time to time direct). Any notice to a Holder (other than Payee) shall be sufficiently given if in writing and mailed, registered or certified mail, postage prepaid, to such address as Holder shall from time to time direct in writing.

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 7

10. CONSENTS, WAIVERS AND MODIFICATIONS. No term, covenant, agreement or condition of the Note may be amended, supplemented or modified, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), except pursuant to a written instrument signed by the Maker and the Holder. No course of dealing between the Maker and the Holder of the Note or any delay or failure on the part of the Holder of the Note in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

11. GOVERNING LAW. THIS NOTE SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF TEXAS. WHENEVER POSSIBLE EACH PROVISION OF THIS NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS NOTE. WHENEVER IN THIS NOTE REFERENCE IS MADE TO THE PAYEE OR THE MAKER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, A REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSOR AND ASSIGNS. THE MAKER'S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION FOR THE MAKER.

12. SECURITIES LAWS.  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE THEREFORE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISTRIBUTED FOR VALUE IN THE ABSENCE OF (i) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER DISTRIBUTION IS EXEMPT FROM (OR NOT OTHERWISE SUBJECT TO) THE REGISTRATION (OR QUALIFICATION) AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR LAWS, OR (ii) SUCH REGISTRATION OR QUALIFICATION.

13. ATTORNEYS FEES. In the case of a default, the Maker shall pay to the Holder, to the extent permitted by law, such further amount as shall be sufficient to cover the cost and expense of collection, including (without limitation) reasonable attorneys' fees, costs and expenses.

14. WAIVER OF PROTEST. The Maker expressly waives demand, grace, notice of intent to accelerate, notice of acceleration, presentment for payment, and protest, and further agrees

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 8
that this Note and the Loan Agreement may be renewed, and the time for payment extended without notice.

15. SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Maker shall bind its successors and assigns, whether so expressed or not.

16. HEADINGS. The headings of the Sections of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

--------------------------------------------------------------------------------

                            SENIOR PROMISSORY NOTE, PAGE 9

    IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed and delivered as of the date first above written.



                             TRANS WORLD GAMING CORP.,
                             A NEVADA CORPORATION

                             By:
                                 ---------------------------------------
                             Its:
                                 ---------------------------------------


--------------------------------------------------------------------------------

                           SENIOR PROMISSORY NOTE, PAGE 10